UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2020

FORTRESS VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FVAC.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FVAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FVAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends and restates the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission, previously filed on November 16, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2020, Fortress Value Acquisition Corp., a Delaware corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, holders of an aggregate of 21,691,441 shares of Class A common stock of the Company, par value $0.0001 per share, and 8,625,000 shares of Class F common stock, par value $0.0001 per share (together, the “common stock”), which represents 70.30% of the shares of common stock outstanding and entitled to vote as of the record date of Monday, October 12, 2020, were represented in person or by proxy at the Special Meeting.

At the Special Meeting, the following proposals were submitted to and approved by the Company’s stockholders as follows:

1.

Proposal No. 1 - The Business Combination Proposal - To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of July 15, 2020 (as amended on August 26, 2020, the “Merger Agreement”), by and among the Company, FVAC Merger Corp. I, a Delaware corporation and a direct, wholly-owned subsidiary of the Company, FVAC Merger LLC II, a Delaware limited liability company that is treated as a corporation for U.S. federal income tax purposes and a direct, wholly-owned subsidiary of the Company, FVAC Merger LLC III, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company, FVAC Merger LLC IV, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company, MP Mine Operations LLC, a Delaware limited liability company (“MPMO”) and Secure Natural Resources LLC, a Delaware limited liability company (together with MPMO, each a “Company” and collectively, the “Companies”) and the transactions contemplated thereby, pursuant to which each of the Companies shall become indirect wholly-owned subsidiaries of the Company upon consummation of the business combination (collectively, the “Business Combination,” and such proposal, the “Business Combination Proposal”):

For	Against	Abstain	Broker Non-Votes
30,200,251	11,979	104,211	0

The Business Combination Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

The Charter Proposals — To consider and vote upon six separate proposals to approve the following material differences between the proposed second amended and restated certificate of incorporation of the Company (the “proposed charter”) that will be in effect upon the closing of the Business Combination and the Company’s current certificate of incorporation (the “current charter”), which we refer to as the “Charter Proposals”:

2.

Proposal No. 2 - Increase of the total number of authorized shares of all classes of capital stock from 221,000,000 shares to 500,000,000, consisting of (a) 450,000,000 shares of MPMC Class A common stock and (b) 50,000,000 shares of preferred stock:

For	Against	Abstain	Broker Non-Votes
29,871,824	246,665	197,952	0

Proposal No. 2 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

3.

Proposal No. 3 - Classify the Company’s board of directors, so that the board of directors of the Company following the consummation of the Business Combination (such post-Business Combination company, “MPMC”) be divided into three classes of directors, with only one class of directors being elected each year and members of each class (except for those directors appointed to Class I and Class II in connection with the Business Combination) serving a three-year term, and to make certain related changes:

For	Against	Abstain	Broker Non-Votes
24,436,438	5,685,702	194,301	0

Proposal No. 3 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

4.

Proposal No. 4 - Provide that MPMC will not be governed by Section 203 of the Delaware General Corporation Law (“DGCL”) and, instead, will be governed under a provision that is substantially similar to Section 203 of the DGCL, but excludes Fortress Acquisition Sponsor LLC, JHL Capital Group LLC and any Exempt Transferee (as defined in the proposed charter) and their respective affiliates or successors or any “group”, or any member of any such group, to which such persons are a party from the definition of “interested stockholder,” and to make certain related changes:

For	Against	Abstain	Broker Non-Votes
24,424,266	5,610,186	281,989	0

Proposal No. 4 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

5.

Proposal No. 5 - Include an exclusive forum provision adopting the Court of Chancery of the State of Delaware as the exclusive forum for certain stockholder litigation, other than with respect to any complaint asserting a cause of action arising under then United States federal securities laws, including the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for which the federal courts of the United States of America will be the exclusive jurisdiction under the amended and restated certificate of incorporation to the fullest extent permitted by law:

For	Against	Abstain	Broker Non-Votes
27,917,749	2,171,802	226,890	0

Proposal No. 5 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

6.

Proposal No. 6 - Require that any amendments relating to Article V (Board of Directors) may only be amended, in addition to any vote required by applicable law, by the affirmative vote of the holders of at least 66.7% of the voting power of all the then-outstanding shares of stock of MPMC entitled to vote in the election of directors, voting together as a single class:

For	Against	Abstain	Broker Non-Votes
24,517,852	5,584,776	213,813	0

Proposal No. 6 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

7.

Proposal No. 7 - Approve the proposed charter, which includes the approval of all other changes in the proposed charter in connection with replacing the current charter with the proposed charter as of the closing of the Business Combination:

For	Against	Abstain	Broker Non-Votes
30,049,970	49,412	217,059	0

Proposal No. 7 was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock.

8.

Proposal No. 8 - The NYSE Issuance Proposal — To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the NYSE, the issuance of shares of common stock pursuant to the Merger Agreement, the Subscription Agreements and the Parent Sponsor Warrant Exchange Agreement, which we refer to as the “NYSE Issuance Proposal”:

For	Against	Abstain	Broker Non-Votes
29,984,049	174,000	158,392	0

The NYSE Issuance Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

9.

Proposal No. 9 - The Director Election Proposal - To consider and vote upon a proposal to elect seven directors to serve staggered terms on the board of directors of the Company until immediately following the 2021, 2022 and 2023 annual meetings of the Company’s stockholders, as applicable, and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal, which we refer to as the “Director Election Proposal:

	For	Against	Abstain	Broker Non-Votes
James H. Litinsky	30,022,324	132,551	161,566	0
Randall Weisenburger	29,991,796	140,714	183,931	0
Daniel Gold	29,998,408	133,429	184,604	0
Andrew A. McKnight	30,013,613	121,903	180,925	0
General (Retired) Richard B. Myers	29,994,163	140,649	181,629	0
Maryanne R. Lavan	30,102,451	29,846	184,144	0
Connie K. Duckworth	30,083,929	48,734	183,778	0

All nominees for election to the board of directors of the Company following the consummation of the Business Combination were elected, each such nominee having received “for” votes from holders of at least a plurality of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

10.	Proposal No. 10 - The Incentive Plan Proposal - To consider and vote upon a proposal to approve and adopt the Incentive Plan, which we refer to as the “Incentive Plan Proposal”:

For	Against	Abstain	Broker Non-Votes
24,145,532	5,851,632	319,277	0

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 50.1% of the outstanding shares of common stock represented in person or by proxy at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Value Acquisition Corp.

Date: November 16, 2020	By:	/s/ Andrew A. McKnight

	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer